                                                                    EXHIBIT 10.4

        THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL), (b) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (c) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE ACT OR (d) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (2) IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                          WOMEN FIRST HEALTHCARE, INC.
                               SENIOR SECURED NOTE
                             DUE SEPTEMBER 30, 2005


No. [Note Number]                                                June 25, 2002
$[Amount]

                  FOR VALUE RECEIVED, the undersigned, WOMEN FIRST HEALTHCARE, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [NOTE HOLDER], or its registered assigns, the principal sum of [AMOUNT] DOLLARS on September 30, 2005, with interest (computed on the basis of a 360-day year of twelve months) on the unpaid balance hereof at the initial rate of 11.0% per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (an "Interest Payment Date"), commencing on September, 30 2002, to the registered holder of this Note on the fifteenth day preceding each Interest Payment Date, until the principal hereof shall have become due and payable. Payments of principal and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Securities Purchase Agreement (as defined below). To the extent any of the Notes remain outstanding after 18 months after the first issuance of the Notes, the per annum interest rate shall increase on the basis of the following schedule:

       Months after Date of Closing                  Interest rate shall be:
       ----------------------------                  ----------------------
                       18-24 months                          12.5%
                       24-42 months                          13.0%

The interest rate for any period during which the Notes are outstanding will be determined on the first day of the period during which such rate shall apply, i.e. on the Date of Closing and on each Interest Payment Date thereafter. If the Company shall default in the payment of the principal of or interest on any Note or any other amount becoming due hereunder or thereunder, by acceleration or otherwise, the Company shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) at the rate otherwise applicable to such Note plus 2.00% per annum.

                  Payments of principal of and interest on this Note are to be made pursuant to the terms of the Note and Warrant Purchase Agreement, in lawful money of the United States of America (or Additional Notes with respect to payments of interest only).

                  This Note is one of a series of Senior Secured Notes (the "Notes") issued pursuant to that certain Note and Warrant Purchase Agreement, dated as of June 25, 2002, be tween the Company and the Purchasers (the "Securities Purchase Agreement"). Certain capitalized terms used herein have the meanings specified in the Securities Purchase Agreement. The holder of this Note is entitled to the applicable benefits of the Securities Purchase Agreement and may enforce such agreements and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with and subject to the terms thereof.

               This Note is a registered Note and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               The Company's obligations under this Note are secured by a Lien in favor of the Collateral Agent for the benefit of the Noteholders.

               This Note is subject to optional and mandatory redemption, in whole or from time to time in part, during the periods and on the terms specified in the Securities Purchase Agreement.

               If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Securities Purchase Agreement.

               Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

               This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the principles of conflicts of law.

                                   WOMEN FIRST HEALTHCARE, INC.


                                   By:         /s/ Charles M. Caporale
                                          -------------------------------------
                                          Name:  Charles M. Caporale
                                          Title:  Chief Financial Officer

Schedule to Exhibit 10.4

The following Senior Secured Notes were issued by the Company in the foregoing form:

        ---------------------------------------------------------------------
              Note Number           Note Holder            Principal Amount
              -----------           -----------            ----------------
        ---------------------------------------------------------------------
        No. 1             CIBC WMC, Inc.                     $13,000,000
        ---------------------------------------------------------------------
        No. 2             Whitney Private Debt Fund           $7,500,000
        ---------------------------------------------------------------------
        No. 3             J.H. Whitney Mezzanine Fund, L.P.   $7,500,000
        ---------------------------------------------------------------------